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                                                                   Exhibit 10.58

                                 BUSINESS LEASE

THIS LEASE is executed this 1 day of April 1 , 2000 between Byram Hill Realty Corporation the Lessor, and MoreDirect.com, Inc. , the Lessee.

                                   WITNESSETH:

     1. PREMISES. The Lessor, for and in consideration of the rent herein reserved to be paid by the Lessee, and in consideration of the covenants herein to be kept and performed by the Lessee, does hereby lease and demise unto the said Lessee the following described premises, (hereinafter "Premises") situated, lying and being in the City of Boca Raton, County of Palm Beach, State of Florida, which Premises are a part of the Boca Bay Executive Building (hereinafter "Offices"): Boca Bay Executive Building, Suite(s) 200 - 207 consisting of 5,000 square feet. All more particularly described on Exhibits "A" attached hereto and made a part hereof.

     2. TERM AND COMMENCEMENT OF RENT. The term of this Lease shall be for five
(5) years following the commencement of the term as provided hereinafter. Lessee shall have the option to extend this agreement for an additional term of five
(5) years beyond the original term by giving written notice to the Lessor of its intention to exercise such option at least six (6) months prior to the expiration of said original term. The annual basic rent to be paid by Lessee in each year during the extended term shall be increased by five (5%) percent per year.

        The term of this Lease shall begin on or upon occupancy and Lessee's obligation to pay rent shall commence on April 1, 2000 or upon the premises being vacated by the present tenant. Should the term of this lease and the Lessee's obligations to pay rent commence on the day other than the first day of a month, then the term of this Lease, for purposes of the preceding section only, shall commence on the first day of the following month.

        The Lessee shall pay rent for the additional month preceding the commencement of this Lease, if the term of this Lease commences on a day other than the first day of a month, on a per diem basis (calculated on the basis of a 30 day month) payable on commencement of the term of this lease. Any rental payment hereunder for any other fractional month shall likewise be calculated and paid on such per diem basis.

     3. RENT. The basic rent during the term of this Lease (Basic Rent) shall be payable in equal monthly installments on or before the first day of each month, in advance, at the office of the Lessor or at such other place as shall be designated by Lessor,

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without any prior notice or demand thereof and without any deduction, abatement or set-off for any reason whatsoever. The payment of Basic Rent shall begin on the commencement date. In the event that the term shall commence on a day other than the first day of each month then Lessee shall pay Lessor a proportionate amount for said period.

         The Basic Rent payment schedule shall include annual increases of the Basic Rent commencing at the beginning of each year as follows:

-------------------- ---------------------- ------------------- ---------------
                      % Increase Per Year     Total Year Rent     Monthly Rent
-------------------- ---------------------- ------------------- ---------------
  1/st/. Year Rent            N/A               $ 92,500.00          $7,708.33
-------------------- ---------------------- ------------------- ---------------
  2/nd/. Year Rent            5%                $ 97,125.00          $8,093.75
-------------------- ---------------------- ------------------- ---------------
  3/rd/. Year Rent            5%                $101,981.25          $8,498.44
-------------------- ---------------------- ------------------- ---------------
  4/th/. Year Rent            5%                $107,080.31          $8,923.36
-------------------- ---------------------- ------------------- ---------------
  5/th/. Year Rent            5%                $112,434.33          $9,369.53
-------------------- ---------------------- ------------------- ---------------

         The premises are being taken in "as is", "where is" condition, except as set forth on Exhibit "A". The rent schedule does not include Florida State sales tax.

     4. PROPORTIONATE SHARE. For the purpose of this lease, Lessor and Lessee agree that the Premises constitute 50 % of the offices. Unless the Lessee takes any additional space or the Lessor expands the offices, the Lessee's proportionate share of all costs and expenses of the offices operation shall be deemed to be included.

     5.  ADDITIONAL RENT. (Intentionally Deleted)

     6.  OPERATING COSTS. (Intentionally Deleted)

     7.  STATEMENT. (Intentionally Deleted)

     8. NET LEASE. This Lease is a net lease and the rent shall be absolutely net to Lessor during the term.

     9. PURPOSE. The Lessee covenants and agrees to use the Premises for conducting company business and further agrees not to use or permit the Premises to be used for any other purposes without the prior written consent of the Lessor. The Lessee further covenants that the said Premises will not be used for any purpose that will invalidate any policies of insurance now or hereafter written on the offices in which said Premises are located or will increase the rate of premium therefore.

     10. PAYMENT OF FIRST MONTH'S RENT AND SECURITY DEPOSIT. To secure the covenants and promises of the Lessee contained herein, the Lessee shall deposit with the Lessor the sum of $ 7,708.33 as Security Deposit. This sum shall be returned to Lessee, without

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interest, at the expiration of the term provided

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that the Lessee has performed in accordance with the conditions hereof. The
Lessor may apply any part of said sum to cure any default with the Lessor an amount equal to that applied so that the Lessor shall have the full deposit on hand at all times during the term of this Lease. If, at the end of the term, repairs are necessary to correct any condition beyond ordinary wear and tear or any payment to be made by the Lessee to the Lessor remains unpaid, then the Security, or a portion thereof, may be used by the Lessor to make such repair(s) or payment(s) and the balance of the remaining deposit shall be returned to the Lessee. The security deposit under this Lease shall not be mortgaged, assigned or encumbered by the Lessee without the written consent of the Lessor. Lessee hereby waives any further law or laws which may require the Lessor to segregate the aforementioned security deposit or to pay any interest on said security deposit.

         Simultaneously with the execution of this Lease, the Lessee shall pay the Lessor the first month's rent of $7,916.67.

     11. UTILITIES. Lessee shall pay all charges of any nature for any and all utilities consumed on the Premises including, but not limited to, gas, electricity and other connection with said Premises which payment shall be made within ten (10) days after the same shall become due and payable.

     12. ASSIGNMENT/CHANGE OF USE. The Lessee shall not assign Lessee's interest in this Lease, nor sublet the whole or any part of said Premises, nor shall the same be used for any other purpose than operating a health facility without first having obtained the written consent to such assignment or subletting, or to such change of purpose for the use of the Premises, from the Lessor. If the Lessor shall consent to the assignment of this Lease or to a subletting of all or a part of the Premises, or to a change of use, no further assignment or subletting or change or use shall be made without the written consent of the Lessor being first obtained.

     13. PRESERVATION OF PROPERTY. The Lessee shall use the Premises in compliance with all laws and ordinances now or hereinafter applicable; and shall also exercise all reasonable care in the use of halls, stairs, corridors, toilets and other fixtures and parts of said offices used in common with other tenants to avoid damage to same.

     14. NUISANCES. The Lessee shall not permit or suffer any noise, disturbance or nuisance whatsoever on said Premises detrimental to same or annoying to other tenants at the offices, and the Lessee acknowledges that the Premises have been received in thoroughly good order, tenantable condition and repair, of which execution of this Lease, and taking possession thereunder shall be conclusive evidence; and that no representation as to the condition of said premises have been made by the Lessor, or Lessor's agents,

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and that no obligation as to the repairing, adding to, or improving said premises has been assumed by the Lessor, and that no oral arrangements have been entered into in consideration of making this Lease and that said Lease contains a full statement of the obligation of both parties hereto.

     15. MAINTENANCE OF PREMISES. The Lessee shall keep in good condition during the continuation of the term herein described, the interior of said Premises, and every part thereof, including, but not limited to, the plumbing, doors and windows, and will keep the same in good, sound, clean condition and repair, ordinary wear and tear, fire, hurricane or other act of God alone excepted, and will not suffer or permit any strip or waste of said Premises. Lessee shall be responsible for any breakage that may occur from any cause whatsoever, to the plate glass windows, and agrees to replace the same at Lessee's cost.

     16. ALTERATIONS. Lessee shall not make any alterations or changes in the Premises without the written consent of the Lessor, and all additions, fixtures, or improvements, except only office furniture and fixtures which shall be readily removable without injury to the Premises, shall be and remain a part of the Premises at the expiration of the Lease.

     17. ACCESS. The Lessor, or Lessor's agent, may at any reasonable time, enter and view said Premises and make repairs, if Lessor should elect to do so. However, nothing herein contained shall be construed as imposing any obligation upon the Lessor to make any such repairs.

     18. DEFAULT. Should the Lessee not pay the rents herein reserved at the time and in the manner stated, or shall fail to keep and perform any other conditions, stipulations, covenants or agreements herein contained, on the part of the Lessee to be kept and performed, of if the Lessee shall suffer to be filed against Lessee an involuntary petition in bankruptcy or shall be adjudged voluntary or involuntary bankruptcy, or make an assignment for the benefit of creditors, or should there be appointed a receiver to take charge of the Premises, either in the State courts, or in the federal courts, then, in any of such events, the Lessor may, at Lessor's option, terminate and end this lease and reenter upon the Premises, whereupon the term hereby granted and, at the Lessor's option, all right, title and interest under it shall end and the Lessee became a Tenant at sufferance; or else said Lessor may, at Lessor's option, elect to declare the entire rent for the balance of the term, or any part thereof, due and payable forthwith, and may proceed to collect the same by distress or otherwise, and thereupon said term shall terminate, at the option of the Lessor, or else the said Lessor may take possession of the Premises and rent the same for the options herein contained shall not be deemed the exclusive Lessor's remedy; the expression "entire rent for the

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balance of the term" as used herein, shall mean all of the rent prescribed to be paid by the Lessee unto the Lessor for the full term of the Lease, whether Basic Rent or additional rent, less, however, any payments that shall have been made on account of same pursuant to the terms of said Lease.

     19. FURNISHINGS. The Lessee hereby pledges with and assigns unto the Lessor all the furniture and fixtures, goods and chattels of the said Lessee, which may be brought or put on said Premises, as security for the payment of the rent herein reserved, and agrees that the Lessor's lien for the payment of said rent may be enforced by distress, foreclosure or otherwise, at the option of said Lessor, and Lessee agrees that such lien is granted to the Lessor, and vested in said Lessor, and the Lessee further agrees that, in case of the failure of the said Lessee to pay the rent herein reserved when the same shall become due, and it becomes necessary for the Lessor to collect said rent by suit or through an attorney, the Lessee will pay the Lessor a reasonable attorney's fee, together with all costs and charges thereof. This provision of this Lease shall be deemed as creating a security interest in the personal property and fixtures of the Lessee located on the Premises and shall be further deemed as creating a security agreement between the Lessor and Lessee pursuant to the Uniform Commercial Code. The Lessee shall execute, file and refile any and all financing statements and other security agreements as Lessor shall from time to time require and hereby authorize the Lessor in its name to file such financing statement(s) as Lessor deems necessary, from time to time, to perfect all interest or right granted hereunder which authority shall not be revoked during the term of this Lease. Any such revocation shall constitute an element of default for which the Lessor shall have the right to terminate this Lease or as otherwise provided for herein.

     20. LOSS AND DAMAGE. In the event that the Premises, or any part thereof, shall at any time be destroyed or so damaged by fire or other elements as to be unfit for occupancy of use by the Lessee, then and in that event, the Lessor shall have the option (1) to terminate this Lease, or (2) to repair and rebuild the said Premises, whereas Lessee shall maintain Income Rental/Business Interruption Insurance sufficient to satisfy Lessee's obligation for payment of rent to Lessor until the said premises are reinstated and made fit for occupancy and use; and in the event the lessor elects to exercise the option to repair and rebuild, the same shall be done and completed within a reasonable time.

     21. RESPONSIBILITY. The Lessee hereby agrees to assume all risk of any damage to Lessee's property that may occur by reason of water or the bursting or leaking of any pipes or waste about said Premises, or from any act of negligence of any co-tenant or occupants of the offices, or any other person, or fire, or hurricane, or other act of God, or from any cause whatsoever.

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     22. SIGNS. Lessee shall be allowed a sign at the entrance of the Premises with such lettering to be of a kind, type, character, and description to be approved by the Lessor in the interests of having a uniform system of lettering and display signs on all of the offices at the Boca Bay Executive Buildings at Tenant's expense.

     23. HOLDING OVER. If the Lessee shall hold over, with or without the Lessor's consent, after the term, then such holding over shall be constituted as a tenancy from month to month, subject to all of the provisions, conditions and obligations of this Lease, except that the Basic Rent shall be one and one-half times the Basic Rent for the last month of the term.

     24. INSURANCE AND INDEMNITY.

     (a) Liability Insurance. Tenant shall, during the entire term hereof, keep in full force and effect bodily injury and public liability insurance in an amount not less than Five Hundred Thousand ($500,000.00) Dollars per accident and injury; property damage insurance in an amount not less than Fifty Thousand ($50,000.00) Dollars. The policy shall name Lessor and Lessee as insured.

     (b) Fire and Extended Coverage. Lessee shall at all times during the term hereof, and at its costs and expenses, maintain in effect policies of insurance covering its fixtures and equipment located on the lease Premises, in an amount not less than eighty (80%) percent of their actual cash value, providing protection against any peril included within the standard classification of "Fire and Extended Coverage", together with insurance against vandalism and malicious mischief. The proceeds of such insurance, so long as this Lease remains in effect, shall be used to repair or replace fixtures and equipment so insured. Lessor and Lessee to be named as insured.

     (c) Indemnity. That Lessee shall indemnify and save harmless the said Lessor from and against any and all claims, suits, actions, damages, and/or causes of action arising during the term of this Lease for any personal injury, loss of life and/or damage to property sustained in or about the leased Premises, by reason or as a result of the Lessee's occupancy thereof, and from and against any orders, judgements, and/or decrees which may be entered thereupon, and from and against all costs, counsel fees, expenses and liabilities incurred in and about the defense of any such claim and the investigation thereof.

     (d) Waiver of Subrogation. Lessor and Lessee waive, unless said waiver should invalidate any such insurance, their right to recover damages against each other for any reason whatsoever to the

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extent the damaged party recovers indemnity from its insurance carrier. Any insurance policy procured by either Lessee or Lessor which does not name the other as a named insured shall, if obtainable, contain an express waiver of any right of subrogation by the insurance company, including but not limited to, Lessee's workmen's compensation carrier, against Lessor or Lessee, whichever the case may be. All public liability and property damage policies shall contain an endorsement that Lessor, although named as an insured, shall nevertheless be entitled to recover for damage caused by the negligence of Lessee.

     25. SUBORDINATION. The Lessee agrees that this Lease shall be subject and subordinate to any mortgage or deed of trust now encumbering the Premises or the offices, or which may hereinafter be made on account of any proposed loan to be made against said Premises by the Lessor to the full extent of all debts and charges secured thereby; and to any renewals and extension of all or any part thereof, which said Lessor may hereafter at any time elect to place on said Premises or the offices, and said Lessee agrees upon request to hereafter execute any document(s) which the counsel for the Lessor may deem necessary to accomplish that end, and in default of the Lessee's so doing, that the Lessor is hereby empowered to execute such document(s) in the name of the Lessee and as the act and deed of said Lessee and this authority is declared to be coupled with an interest and not revokable. No estate for years is created by this Lease.

     26. EXPIRATION. At the expiration of the term, the Lessee shall quietly and peaceably deliver the Premises to the Lessor in the same repair and condition in which they were received, ordinary wear and tear excepted.

     27. PERFORMANCE/RE-ENTRY. The Lessor hereby covenants with the Lessee that, upon the performance of the Lessee of all conditions hereinabove set forth on the part of the Lessee to be kept and performed, Lessee may quietly have, hold, occupy and use the above described Premises without interruption by the Lessor; provided that, upon the breach of any of the covenants, conditions, and stipulations herein contained to be kept and performed by the Lessee, the Lessor may immediately without notice and without the necessity of legal process reenter said Premises, and thereupon, at the Lessor's option, said Lease shall forthwith be terminated and/or the Lessor may exercise any of the options hereinabove provided for the Lessor's benefit in case of default on the part of the Lease.

     28. EXTERIOR MAINTENANCE. The Lessor covenants that lessor will keep the exterior of the offices in good repair. The Lessee shall give to the Lessor thirty (30) days written notice of any repairs to the offices, claimed by Lessee, and the Lessor shall have a reasonable time thereafter to make them.

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     29. CONTEXT. The term Lessor and Lessee as herein contained shall include singular and/or plural, masculine, feminine, and/or neuter, heirs, successors, personal representatives and/or assigns wherever the context so requires or admits.

     30. WAIVER. The failure of the Lessor in one or more instances to insist upon strict performance or observance of one or more of the covenants or conditions or to exercise any remedy, privilege or option herein conferred upon or reserved to the Lessor, shall not operate or be construed as a relinquishment or waiver of the further exercise of such covenant or condition or of the right to enforce the same or to exercise such privileges, option, or remedy, but the same shall continue in full force and effect. The receipt by the Lessor of Basic Rent, or additional rent or any other payment required to be made by the Lessee, or any part thereof, shall not be a waiver of any other additional rent or payment then due, nor shall such receipt, though with knowledge of the breach of any covenant or condition hereof, operate as or be deemed to have been made unless made by the Lessor in writing.

     31. RULES AND REGULATIONS. Reasonable rules and regulations regarding the Premises, including the walkways and parking areas, and the use thereof, which may hereafter be promulgated by the Lessor, shall be observed by the Lessee and the Lessee's employees, agents and business invitees. The Lessor reserves the right to rescind any rules promulgated hereafter, and to make such other and further rules and regulations as in its reasonable judgement may from time to time be described for the safety, care and cleanliness of the Premises and for the preservation of good order therein, which rules when so made and reasonable notice given to the Lessee, shall have the same force and effect as if originally made a part of this Lease. Such other and further reasonable rules shall not, however, be consistent with proper and rightful enjoyment by the Lessee of the Premises in the conduct of its business. All said rules and regulations shall be uniformly applied to all Lessees at the offices of the Lessor.

     32. CONDEMNATION. If the offices or any substantial part thereof, including but not limited to, the Premises or any part thereof, shall be taken by a public or quasi-public authority under any power or eminent domain, condemnation or the like, this Lease shall terminate upon the taking of possession by the condemning authority and the Lessee shall have no claim or interest in or to any award or damages for such taking. If the proceedings for such taking are instituted or threatened to be instituted by such authority, a deed given by Lessor in lieu of condemnation shall have the same effect as if a final judgement of taking had been entered in any such proceedings. The Lessee shall have no claim, or right to claim, or be entitled to any portion of any awards or monies paid to Lessor as a result of such condemnation proceedings,

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and all rights of the Lessee thereto, if any shall be deemed a waiver of any independent right the Lessee may possess to institute an action for relocation of its business and trade fixtures in connection with any such taking. Notwithstanding the foregoing, the Lessee hereby irrevocably assigns to the Lessor any award which may be made for its unexpired leasehold interest.

     33. NOTICES. All notices and demands, legal or otherwise, incidental to this Lease, or the occupancy of the Premises, shall be in writing. If the Lessor, its agents or nominees, desires to give or serve upon the Lessee any notice or demands, it shall be sufficient to send a copy thereof by certified mail, return receipt requested, addressed to the Lessee at:

     The date of the mailing of any notices sent by the Lessor or the Lessee shall be the date such notice is postmarked and deposited in a United States Post Office Box with postage thereon prepaid.

     IN WITNESS WHEREOF, the respective parties hereto have caused these presents to be signed, sealed and delivered on the day and year written:

WITNESSES:                                       LESSEE:

                                                 MoreDirect.com, Inc.

                                                 By:
                                                 Name:Scott Modist
                                                 -------------------------------
                                                 Title: Chief Financial Officer
                                                 Date:


WITNESSES:
                                                 LESSOR:

                                                 Byram Hill Realty Corporation

                                                 By:
                                                 Name:Russell Madris
                                                 -------------------------------
                                                 Title: Owner
                                                 Date:

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                                   EXHIBIT "A"


1.




2.




3. Current floor plans are attached hereto.

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